UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2022
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

Georgia (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At our annual meeting on March 28, 2022, our members, as set forth in our bylaws, nominated and elected by acclimation the following persons to our board of directors: Jimmy G. Bailey as an at-large director, Randy Crenshaw as a director for member group 3, Fred McWhorter as a director for member group 4, Horace H. Weathersby III as an at-large director and George L. Weaver as a director for member group 1. Mr. Weathersby was elected to fill the vacancy created by the passing of Bobby C. Smith, Jr. on January 8, 2022 and his term will expire in March 2023. Each of the other directors was elected to a term that will expire in March 2025.

At our board of directors meeting on March 28, 2022, our board elected Marshall S. Millwood as Chairman of the Board and James I. White as Vice-Chairman of the Board.

For additional information regarding our board of directors and election procedures, see "ITEM 10 – DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE" in our annual report on Form 10-K for the fiscal year ended December 31, 2021.

Item 7.01    Regulation FD Disclosure

On March 29, 2022, we issued a press release regarding the election of Mr. Millwood as new Chairman of the Board, Mr. White as new Vice-Chairman of the Board and Mr. Weathersby as a new board member. The press release is attached hereto as Exhibit 99.1.

On March 29, 2022, we posted our Fourth Quarter and Year End 2021 Investor Briefing on our website containing information regarding our present and future business operations. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The presentation referred to in Item 7.01 above contains forward-looking statements based on current expectations and plans that involve risks and uncertainties. All statements, other than statements of historical fact, that address activities, events or developments that we expect or anticipate to occur in the future, including matters such as: future actions related to two additional nuclear units at Plant Vogtle; the timing and amount of future capital expenditures, the availability of funds under committed loan agreements, the timing of various regulatory and other actions, financial projections, business strategy, and the operation of facilities are forward-looking statements. Although we believe that in making these forward-looking statements our expectations are based on reasonable assumptions, we caution the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside our control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION” and “ITEM 1A – RISK FACTORS” in our annual report on Form 10-K for the fiscal year ended December 31, 2021. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in the presentation may not occur. Any forward-looking statement speaks only as of the date of the presentation and, except as required by law, we undertake no obligation to update any information contained in the presentation.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1 Press Release, dated March 29, 2022

99.2 Fourth Quarter and Year End 2021 Investor Briefing, dated March 29, 2022

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	March 29, 2022	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer